UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 29, 2005

Date of Report (Date of earliest event reported)

Commission File No. 000-16449

RAINING DATA CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-3046892
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

17500 Cartwright Road, Irvine, CA 92614

(Address of principal executive offices, Zip Code)

(949) 442-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant  to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

On April 29, 2005, the Compensation Committee of the Board of Directors approved, and the Board of Directors ratified, cash bonuses for certain executive officers for the fiscal year ended March 31, 2005 on the basis of the Company’s performance and the Compensation Committee’s evaluation of individual performance.  The cash bonuses awarded to the Executive Officers for fiscal year 2005 were as follows:  Mr. Carlton Baab, $150,000; Mr. Brian Bezdek, $40,833; Mr. Soheil Raissi, $35,000; Mr. Mario Barrenechea, $25,000; and Mr. Mark Allen, $22,750.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINING DATA CORPORATION

By:	/s/ Brian C. Bezdek	Date: 5/2/05
Brian C. Bezdek
Chief Financial Officer